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                                                                    EXHIBIT 23.1



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 33-60073 of HPSC, Inc. on Form S-8 of our report dated March 6, 1998, incorporated by reference in the Annual Report on Form 10-K of HPSC, Inc. for the year ended December 31, 1997.




/s/ Deloitte & Touche LLP


Boston, Massachusetts
June 9, 1998